UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 2, 2009

Wells Real Estate Fund II-OW

(Exact Name of Registrant as Specified in Charter)

Georgia	0-17876	58-1754703
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia		30092-3365
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On or about November 2, 2009, Wells Real Estate Fund II-OW (the “Registrant”) sent a letter to the financial representatives of the limited partners of the Registrant in which their clients have invested, announcing the final liquidating distribution and anticipated dissolution of the Registrant and advising them of a potential tax benefit for Class B investors with the closing of the Registrant, along with a copy of the investor letter, which will also include the final audited statement of changes in net assets in liquidation, liquidation statement, and final distribution. A copy of the letter, which also includes a copy of the investor letter, including the liquidation statement dated November 2, 2009, and the final audited statement of changes in net assets in liquidation, are attached as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been “furnished” and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Letter to Financial Representatives dated November 2, 2009

99.2	Letter to Investors dated November 2, 2009, including the liquidation statement

99.3	Statement of Changes in Net Assets in Liquidation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND II-OW (Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Douglas P. Williams
Douglas P. Williams Senior Vice President

Date: November 2, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Letter to Financial Representatives dated November 2, 2009

99.2	Letter to Investors dated November 2, 2009, including the liquidation statement

99.3	Statement of Changes in Net Assets in Liquidation

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